Exhibit 99.2

Overview
On February 1, 2018, VEREIT Operating Partnership, L.P., (the “Operating Partnership”) the operating partnership of VEREIT, Inc. (“VEREIT” and together with the Operating Partnership, the “Company”) completed the sale of all the issued and outstanding shares of common stock of Cole Capital Advisors, Inc. (“CCA”), a subsidiary of the Company that sponsors and manages non-listed real estate investment trusts (the “Cole REITs”), and certain of CCA’s subsidiaries (together with CCA, “Cole Capital”), for approximately $120 million in cash paid at closing (the “Cole Capital Sale”). The Operating Partnership and Cole Capital entered into a services agreement (the “Services Agreement”), pursuant to which the Company will continue to provide certain services to Cole Capital and to the Cole REITs including operational real estate support. The Company will continue to provide such services through March 31, 2019 (or, if later, the date of the last government filing other than a tax filing made by any of the Cole REITs with respect to its 2018 fiscal year) and will provide consulting and research services through December 31, 2023 as requested by Cole Capital. Under the terms of the Services Agreement, the Operating Partnership will be entitled to receive reimbursement for certain of the services provided and fees based on the future revenues of Cole Capital above a specified dollar threshold (the “Net Revenue Payments”), up to an aggregate of $80 million in Net Revenue Payments. Subsequent to the Cole Capital Sale, the Company will no longer consolidate the financial results of Cole Capital. Beginning with the consolidated financial statements for the period ending December 31, 2017, certain historical financial results of Cole Capital will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented.
The accompanying unaudited pro forma consolidated balance sheets of VEREIT and the Operating Partnership as of September 30, 2017, are presented as if the sale had occurred on September 30, 2017. The accompanying unaudited pro forma consolidated statements of operations of VEREIT and the Operating Partnership for the nine months ended September 30, 2017, and for the years ended December 31, 2016, 2015 and 2014 are presented as if the sale had occurred on February 7, 2014, the date the Company acquired and commenced operations of Cole Capital.
The accompanying unaudited pro forma consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of operations of VEREIT and the Operating Partnership as of and for the periods indicated; however, the accompanying unaudited pro forma consolidated financial statements are not intended to be indicative of the financial position or results of operations that would have actually occurred nor do they purport to represent the financial position or results of operations for future periods. The retrospectively adjusted financial position and results of operations for the indicated periods when reported in the post-sale periodic reports may differ from the pro forma financial statements presented herein. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes accompanying the Annual Report on Form 10-K for the year ended December 31, 2016 and the Quarterly Report on the Form 10-Q for the period ended September 30, 2017.
These unaudited pro forma consolidated statements of operations do not include the impact of any strategies that management may have considered in order to efficiently manage the Company's operations had the sale occurred on February 7, 2014. Pro forma adjustments have not been made in the accompanying pro forma consolidated statements of operations of VEREIT and the Operating Partnership for the estimated loss on disposition resulting from the Cole Capital Sale, for any reimbursements or Net Revenue Payments under the Services Agreement, or for the use of proceeds resulting from the Cole Capital Sale.

VEREIT, INC.
CONSOLIDATED PRO FORMA BALANCE SHEET
(In thousands, except for share data) (Unaudited)

	September 30, 2017 As Reported	Pro Forma Adjustments	September 30, 2017 Pro Forma
	(1)	(2)
ASSETS
Real estate investments, at cost:
Land	$2,866,305	$—	$2,866,305
Buildings, fixtures and improvements	10,585,796	—	10,585,796
Intangible lease assets	2,027,304	—	2,027,304
Total real estate investments, at cost	15,479,405		15,479,405
Less: accumulated depreciation and amortization	2,784,481	—	2,784,481
Total real estate investments, net	12,694,924		12,694,924
Investment in unconsolidated entities	44,101	(3,389)	40,712
Investment in direct financing leases, net	33,402	—	33,402
Investment securities, at fair value	41,677	—	41,677
Mortgage notes receivable, net	20,510	—	20,510
Cash and cash equivalents	54,363	113,073	167,436
Restricted cash	27,797	—	27,797
Intangible assets, net	12,173	(12,173)	—
Rent and tenant receivables and other assets, net	336,938	(1,773)	335,165
Goodwill	1,462,585	(124,812)	1,337,773
Due from affiliates, net	6,638	(6,638)	—
Real estate assets held for sale, net	1,625	—	1,625
Total assets	$14,736,733		$14,701,021

LIABILITIES AND EQUITY
Mortgage notes payable and other debt, net	$2,115,633	$—	2,115,633
Corporate bonds, net	2,820,164	—	2,820,164
Convertible debt, net	981,490	—	981,490
Below-market lease liabilities, net	204,051	—	204,051
Accounts payable and accrued expenses	152,413	(8,670)	143,743
Deferred rent, derivative and other liabilities	63,876	—	63,876
Distributions payable	172,129	—	172,129
Due to affiliates	8	(8)	—
Total liabilities	6,509,764		6,501,086
Commitments and contingencies
Preferred stock, $0.01 par value, 100,000,000 shares authorized and 42,834,138 issued and outstanding as of September 30, 2017	428	—	428
Common stock, $0.01 par value, 1,500,000,000 shares authorized and 974,245,345 issued and outstanding as of September 30, 2017	9,742	—	9,742
Additional paid-in-capital	12,648,967	—	12,648,967
Accumulated other comprehensive loss	(3,330)	—	(3,330)
Accumulated deficit	(4,592,533)	(26,391)	(4,618,924)
Total stockholders’ equity	8,063,274		8,036,883
Non-controlling interests	163,695	(643)	163,052
Total equity	8,226,969		8,199,935
Total liabilities and equity	$14,736,733		$14,701,021

VEREIT, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Nine Months Ended September 30, 2017 As Reported	Pro Forma Adjustments	Nine Months Ended September 30, 2017 Pro Forma
	(1)	(2)
Revenues:
Rental income	$862,371	$—	$862,371
Direct financing lease income	1,212	—	1,212
Operating expense reimbursements	72,103	—	72,103
Cole Capital revenue	83,001	(83,001)	—
Total revenues	1,018,687		935,686
Operating expenses:
Cole Capital reallowed fees and commissions	7,907	(7,907)	—
Acquisition-related	2,282	—	2,282
Litigation and other non-routine costs, net of insurance recoveries	36,793	—	36,793
Property operating	96,288	—	96,288
General and administrative	88,355	(48,026)	40,329
Depreciation and amortization	543,963	(12,420)	531,543
Impairments	30,857	—	30,857
Total operating expenses	806,445		738,092
Operating income	212,242		197,594
Other (expense) income:
Interest expense	(219,072)	—	(219,072)
Gain on extinguishment and forgiveness of debt, net	18,691	—	18,691
Other income, net	4,540	96	4,636
Equity in income of unconsolidated entities	805	529	1,334
Gain on derivative instruments, net	2,710	—	2,710
Total other expenses, net	(192,326)		(191,701)
Income before taxes and real estate dispositions	19,916		5,893
Gain on disposition of real estate and held for sale assets, net	54,432	—	54,432
Income before taxes	74,348		60,325
Provision for income taxes	(8,878)	3,439	(5,439)
Net income	65,470		54,886
Net income attributable to non-controlling interests	(1,530)	252	(1,278)
Net income attributable to the General Partner	$63,940		$53,608

Basic and diluted net income per share attributable to common stockholders	$0.01		$(0.00)

VEREIT, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31, 2016 As Reported	Pro Forma Adjustments	Year Ended December 31, 2016 Pro Forma
	(1)	(2)
Revenues:
Rental income	$1,227,937	$—	$1,227,937
Direct financing lease income	2,055	—	2,055
Operating expense reimbursements	105,455	—	105,455
Cole Capital revenue	119,376	(119,376)	—
Total revenues	1,454,823		1,335,447
Operating expenses:
Cole Capital reallowed fees and commissions	23,174	(23,174)	—
Acquisition related	1,321	—	1,321
Litigation, merger and other non-routine costs, net of insurance recoveries	3,884	—	3,884
Property operating	144,428	—	144,428
General and administrative	136,608	(84,681)	51,927
Depreciation and amortization	788,186	(26,148)	762,038
Impairments	303,751	(120,931)	182,820
Total operating expenses	1,401,352		1,146,418
Operating income	53,471		189,029
Other (expense) income:
Interest expense	(317,376)	—	(317,376)
Loss on extinguishment and forgiveness of debt, net	(771)	—	(771)
Other income, net	6,035	(394)	5,641
Equity in income and gain on disposition of unconsolidated entities	9,783	1,338	11,121
Loss on derivative instruments, net	(1,191)	—	(1,191)
Total other expenses, net	(303,520)		(302,576)
Loss before taxes and real estate dispositions	(250,049)		(113,547)
Gain on disposition of real estate and held for sale assets, net	45,524	—	45,524
Loss before taxes	(204,525)		(68,023)
Benefit from (provision for) income taxes	3,701	(10,837)	(7,136)
Net loss	(200,824)		(75,159)
Net loss attributable to non-controlling interests	4,961	(3,016)	1,945
Net loss attributable to the General Partner	$(195,863)		$(73,214)

Basic and diluted net loss per share attributable to common stockholders	$(0.29)		$(0.16)

VEREIT, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31, 2015 As Reported	Pro Forma Adjustments	Year Ended December 31, 2015 Pro Forma
	(1)	(2)
Revenues:
Rental income	$1,339,787	$—	$1,339,787
Direct financing lease income	2,720	—	2,720
Operating expense reimbursements	98,628	—	98,628
Cole Capital revenue	114,882	(114,882)	—
Total revenues	1,556,017		1,441,135
Operating expenses:
Cole Capital reallowed fees and commissions	16,195	(16,195)	—
Acquisition related	6,243	—	6,243
Litigation, merger and other non-routine costs, net of insurance recoveries	33,628	—	33,628
Property operating	130,855	—	130,855
General and administrative	149,066	(81,931)	67,135
Depreciation and amortization	847,611	(25,884)	821,727
Impairments	305,094	(213,339)	91,755
Total operating expenses	1,488,692		1,151,343
Operating income	67,325		289,792
Other (expense) income:
Interest expense	(358,392)	—	(358,392)
Gain on extinguishment and forgiveness of debt, net	4,812	—	4,812
Other income, net	6,439	3,271	9,710
Reserve for loan loss	(15,300)	—	(15,300)
Equity in income and gain on disposition of unconsolidated entities	9,092	(46)	9,046
Loss on derivative instruments, net	(1,460)	—	(1,460)
Total other expenses, net	(354,809)		(351,584)
Loss before taxes and real estate dispositions	(287,484)		(61,792)
Loss on disposition of real estate and held for sale assets, net	(72,311)	—	(72,311)
Loss before taxes	(359,795)		(134,103)
Benefit from income taxes	36,303	(40,892)	(4,589)
Net loss	(323,492)		(138,692)
Net loss attributable to non-controlling interests	7,139	(4,805)	2,334
Net loss attributable to the General Partner	$(316,353)		$(136,358)

Basic and diluted net loss per share attributable to common stockholders	$(0.43)		$(0.23)

VEREIT, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31, 2014 As Reported	Pro Forma Adjustments	Year Ended December 31, 2014 Pro Forma
	(1)	(2)
Revenues:
Rental income	$1,271,574	$—	$1,271,574
Direct financing lease income	3,603	—	3,603
Operating expense reimbursements	100,522	—	100,522
Cole Capital revenue	203,558	(203,558)	—
Total revenues	1,579,257		1,375,699
Operating expenses:
Cole Capital reallowed fees and commissions	66,228	(66,228)	—
Acquisition related	38,940	—	38,940
Litigation, merger and other non-routine costs, net of insurance recoveries	199,616	—	199,616
Property operating	137,741	—	137,741
Management fees to affiliates	13,888	—	13,888
General and administrative	167,428	(89,145)	78,283
Depreciation and amortization	916,003	(68,521)	847,482
Impairments	409,991	(309,444)	100,547
Total operating expenses	1,949,835		1,416,497
Operating loss	(370,578)		(40,798)
Other (expense) income:
Interest expense	(452,648)	—	(452,648)
Loss on extinguishment and forgiveness of debt, net	(21,869)	—	(21,869)
Other income, net	88,596	(2,079)	86,517
Equity in income (loss) of unconsolidated entities	(76)	—	(76)
Loss on derivative instruments, net	(10,570)	1,609	(8,961)
Total other expenses, net	(396,567)		(397,037)
Loss before taxes and real estate dispositions	(767,145)		(437,835)
Loss on disposition of real estate and held for sale assets, net	(277,031)	—	(277,031)
Loss before taxes	(1,044,176)		(714,866)
Benefit from income taxes	33,264	(40,577)	(7,313)
Net loss	(1,010,912)		(722,179)
Net loss attributable to non-controlling interests	33,727	(7,507)	26,220
Net loss attributable to the General Partner	$(977,185)		$(695,959)

Basic and diluted net loss per share attributable to common stockholders	$(1.36)		$(1.01)

VEREIT OPERATING PARTNERSHIP, L.P.
CONSOLIDATED PRO FORMA BALANCE SHEET
(In thousands, except for share data) (Unaudited)

	September 30, 2017 As Reported	Pro Forma Adjustments	September 30, 2017 Pro Forma
	(1)	(2)
ASSETS
Real estate investments, at cost:
Land	$2,866,305	$—	$2,866,305
Buildings, fixtures and improvements	10,585,796	—	10,585,796
Intangible lease assets	2,027,304	—	2,027,304
Total real estate investments, at cost	15,479,405		15,479,405
Less: accumulated depreciation and amortization	2,784,481	—	2,784,481
Total real estate investments, net	12,694,924		12,694,924
Investment in unconsolidated entities	44,101	(3,389)	40,712
Investment in direct financing leases, net	33,402	—	33,402
Investment securities, at fair value	41,677	—	41,677
Mortgage notes receivable, net	20,510	—	20,510
Cash and cash equivalents	54,363	113,073	167,436
Restricted cash	27,797	—	27,797
Intangible assets, net	12,173	(12,173)	—
Rent and tenant receivables and other assets, net	336,938	(1,773)	335,165
Goodwill	1,462,585	(124,812)	1,337,773
Due from affiliates, net	6,638	(6,638)	—
Real estate assets held for sale, net	1,625	—	1,625
Total assets	$14,736,733		$14,701,021

LIABILITIES AND EQUITY
Mortgage notes payable and other debt, net	$2,115,633	—	2,115,633
Corporate bonds, net	2,820,164	—	2,820,164
Convertible debt, net	981,490	—	981,490
Below-market lease liabilities, net	204,051	—	204,051
Accounts payable and accrued expenses	152,413	(8,670)	143,743
Deferred rent, derivative and other liabilities	63,876	—	63,876
Distributions payable	172,129	—	172,129
Due to affiliates	8	(8)	—
Total liabilities	6,509,764		6,501,086
Commitments and contingencies
General Partner's preferred equity, 42,834,138 General Partner Preferred Units issued and outstanding as of September 30, 2017	800,010	—	800,010
General Partner's common equity, 974,245,345 General Partner OP Units issued and outstanding as of September 30, 2017	7,263,264	(26,391)	7,236,873
Limited Partner's preferred equity, 86,874 Limited Partner Preferred Units issued and outstanding as of September 30, 2017	3,063	—	3,063
Limited Partner's common equity, 23,748,347 Limited Partner OP Units issued and outstanding as of September 30, 2017	158,326	(643)	157,683
Total partners’ equity	8,224,663		8,197,629
Non-controlling interests	2,306	—	2,306
Total equity	8,226,969		8,199,935
Total liabilities and equity	$14,736,733		$14,701,021

VEREIT OPERATING PARTNERSHIP, L.P.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Nine Months Ended September 30, 2017 As Reported	Pro Forma Adjustments	Nine Months Ended September 30, 2017 Pro Forma
	(1)	(2)
Revenues:
Rental income	$862,371	$—	$862,371
Direct financing lease income	1,212	—	1,212
Operating expense reimbursements	72,103	—	72,103
Cole Capital revenue	83,001	(83,001)	—
Total revenues	1,018,687		935,686
Operating expenses:
Cole Capital reallowed fees and commissions	7,907	(7,907)	—
Acquisition-related	2,282	—	2,282
Litigation and other non-routine costs, net of insurance recoveries	36,793	—	36,793
Property operating	96,288	—	96,288
General and administrative	88,355	(48,026)	40,329
Depreciation and amortization	543,963	(12,420)	531,543
Impairments	30,857	—	30,857
Total operating expenses	806,445		738,092
Operating income	212,242		197,594
Other (expense) income:
Interest expense	(219,072)	—	(219,072)
Gain on extinguishment and forgiveness of debt, net	18,691	—	18,691
Other income, net	4,540	96	4,636
Equity in income of unconsolidated entities	805	529	1,334
Gain on derivative instruments, net	2,710	—	2,710
Total other expenses, net	(192,326)		(191,701)
Income before taxes and real estate dispositions	19,916		5,893
Gain on disposition of real estate and held for sale assets, net	54,432	—	54,432
Income before taxes	74,348		60,325
Provision for income taxes	(8,878)	3,439	(5,439)
Net income	65,470		54,886
Net loss attributable to non-controlling interests	12	—	12
Net income attributable to the OP	$65,482		$54,898

Basic and diluted net income per unit attributable to common unitholders	$0.01		$0.00

VEREIT OPERATING PARTNERSHIP, L.P.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31, 2016 As Reported	Pro Forma Adjustments	Year Ended December 31, 2016 Pro Forma
	(1)	(2)
Revenues:
Rental income	$1,227,937	$—	$1,227,937
Direct financing lease income	2,055	—	2,055
Operating expense reimbursements	105,455	—	105,455
Cole Capital revenue	119,376	(119,376)	—
Total revenues	1,454,823		1,335,447
Operating expenses:
Cole Capital reallowed fees and commissions	23,174	(23,174)	—
Acquisition related	1,321	—	1,321
Litigation, merger and other non-routine costs, net of insurance recoveries	3,884	—	3,884
Property operating	144,428	—	144,428
General and administrative	136,608	(84,681)	51,927
Depreciation and amortization	788,186	(26,148)	762,038
Impairments	303,751	(120,931)	182,820
Total operating expenses	1,401,352		1,146,418
Operating income	53,471		189,029
Other (expense) income:
Interest expense	(317,376)	—	(317,376)
Loss on extinguishment and forgiveness of debt, net	(771)	—	(771)
Other income, net	6,035	(394)	5,641
Equity in income and gain on disposition of unconsolidated entities	9,783	1,338	11,121
Loss on derivative instruments, net	(1,191)	—	(1,191)
Total other expenses, net	(303,520)		(302,576)
Loss before taxes and real estate dispositions	(250,049)		(113,547)
Gain on disposition of real estate and held for sale assets, net	45,524	—	45,524
Loss before taxes	(204,525)		(68,023)
Benefit from (provision for) income taxes	3,701	(10,837)	(7,136)
Net loss	(200,824)		(75,159)
Net loss (income) attributable to non-controlling interests	14	—	14
Net loss attributable to the OP	$(200,810)		$(75,145)

Basic and diluted net loss per unit attributable to common unitholders	$(0.29)		$(0.15)

VEREIT OPERATING PARTNERSHIP, L.P.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31, 2015 As Reported	Pro Forma Adjustments	Year Ended December 31, 2015 Pro Forma
	(1)	(2)
Revenues:
Rental income	$1,339,787	$—	$1,339,787
Direct financing lease income	2,720	—	2,720
Operating expense reimbursements	98,628	—	98,628
Cole Capital revenue	114,882	(114,882)	—
Total revenues	1,556,017		1,441,135
Operating expenses:
Cole Capital reallowed fees and commissions	16,195	(16,195)	—
Acquisition related	6,243	—	6,243
Litigation, merger and other non-routine costs, net of insurance recoveries	33,628	—	33,628
Property operating	130,855	—	130,855
General and administrative	149,066	(81,931)	67,135
Depreciation and amortization	847,611	(25,884)	821,727
Impairments	305,094	(213,339)	91,755
Total operating expenses	1,488,692		1,151,343
Operating income	67,325		289,792
Other (expense) income:
Interest expense	(358,392)	—	(358,392)
Gain on extinguishment and forgiveness of debt, net	4,812	—	4,812
Other income, net	6,439	3,271	9,710
Reserve for loan loss	(15,300)	—	(15,300)
Equity in income and gain on disposition of unconsolidated entities	9,092	(46)	9,046
Loss on derivative instruments, net	(1,460)	—	(1,460)
Total other expenses, net	(354,809)		(351,584)
Loss before taxes and real estate dispositions	(287,484)		(61,792)
Loss on disposition of real estate and held for sale assets, net	(72,311)	—	(72,311)
Loss before taxes	(359,795)		(134,103)
Benefit from income taxes	36,303	(40,892)	(4,589)
Net loss	(323,492)		(138,692)
Net (income) attributable to non-controlling interests	(1,274)	—	(1,274)
Net loss attributable to the OP	$(324,766)		$(139,966)

Basic and diluted net loss per unit attributable to common unitholders	$(0.43)		$(0.23)

VEREIT OPERATING PARTNERSHIP, L.P.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31, 2014 As Reported	Pro Forma Adjustments	Year Ended December 31, 2014 Pro Forma
	(1)	(2)
Revenues:
Rental income	$1,271,574	$—	$1,271,574
Direct financing lease income	3,603	—	3,603
Operating expense reimbursements	100,522	—	100,522
Cole Capital revenue	203,558	(203,558)	—
Total revenues	1,579,257		1,375,699
Operating expenses:
Cole Capital reallowed fees and commissions	66,228	(66,228)	—
Acquisition related	38,940	—	38,940
Litigation, merger and other non-routine costs, net of insurance recoveries	199,616	—	199,616
Property operating	137,741	—	137,741
Management fees to affiliates	13,888	—	13,888
General and administrative	167,428	(89,145)	78,283
Depreciation and amortization	916,003	(68,521)	847,482
Impairments	409,991	(309,444)	100,547
Total operating expenses	1,949,835		1,416,497
Operating loss	(370,578)		(40,798)
Other (expense) income:
Interest expense	(452,648)	—	(452,648)
Loss on extinguishment and forgiveness of debt, net	(21,869)	—	(21,869)
Other income, net	88,596	(2,079)	86,517
Equity in income (loss) of unconsolidated entities	(76)	—	(76)
Loss on derivative instruments, net	(10,570)	1,609	(8,961)
Total other expenses, net	(396,567)		(397,037)
Loss before taxes and real estate dispositions	(767,145)		(437,835)
Loss on disposition of real estate and held for sale assets, net	(277,031)	—	(277,031)
Loss before taxes	(1,044,176)		(714,866)
Benefit from income taxes	33,264	(40,577)	(7,313)
Net loss	(1,010,912)		(722,179)
Net loss attributable to non-controlling interests	154	—	154
Net loss attributable to the OP	$(1,010,758)		$(722,025)

Basic and diluted net loss per unit attributable to common unitholders	$(1.36)		$(1.01)

VEREIT, INC. and VEREIT OPERATING PARTNERSHIP, L.P.
NOTES TO THE CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS (Unaudited)

(1)
Represents the VEREIT's and the Operating Partnership's historical financial position as of September 30, 2017 and historical results of operations for the nine months ended September 30, 2017, and for the three years ended December 31, 2016, 2015, and 2014, prior to any pro forma adjustments for the Cole Capital Sale.

(2)
Represents Cole Capital's historical financial position as of September 30, 2017 and operating results for the nine months ended September 30, 2017, and the years ended December 31, 2016, 2015, and 2014, except the pro forma adjustments described below that are a direct result of the transaction.

Pro Forma Consolidated Balance Sheets (Unaudited)

Investment in Unconsolidated Entities
Reflects the disposition of certain equity method investments in the Cole REITs and the reclassification of the remaining investments under the cost method to other assets, due to the fact that after the Cole Capital Sale, the Company would no longer account for its remaining investments in the Cole REITs under the equity method because the Company would not have the ability to exercise significant influence over the Cole REITs.

Cash and cash equivalents
Reflects the estimated sale proceeds, including estimated working capital and cash adjustments as defined by the Purchase and Sale Agreement and consideration for certain of the Company's investments in the Cole REITs, less estimated transaction costs.

Rent and tenant receivables and other assets, net
Reflects recognition of certain investments in the Cole REITs under the cost method. After the Cole Capital Sale, the Company would account for its investments in the Cole REITs under the cost method, as the Company would not have the ability to exercise significant influence over the Cole REITs. Additionally, reflects amounts receivable from the Cole REITs, which were reclassified to other assets from due from affiliates, net of Cole Capital's historical other assets.

Due from affiliates
Reflects amounts receivable from the Cole REITs reclassified to other assets.

Accounts payable and accrued expenses
Reflects Cole Capital's historical accounts payable and accrued expenses, and amounts payable to the Cole REITs which were reclassified from due to affiliates.

Due to affiliates
Reflects amounts payable to the Cole REITs reclassified to accounts payable and accrued expenses.

Accumulated deficit
Reflects the estimated loss resulting from the Cole Capital Sale, including estimated transaction costs, and the offsetting effect of the change from the equity method to cost method of accounting for the Company's investments in the Cole REITs.

Non-controlling interests
Reflects the portion attributable to non-controlling interests of the estimated loss from the Cole Capital Sale, including estimated transaction costs, and the offsetting effect of the change from the equity method to cost method of accounting for the Company's investments in the Cole REITs.

Pro Forma Consolidated Statements of Operations (Unaudited)

Cole Capital revenue
In addition to Cole Capital's historical revenue, reflects revenue earned from 1031 real estate programs reclassified to other income, net.

VEREIT, INC. and VEREIT OPERATING PARTNERSHIP, L.P.
NOTES TO THE CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS (Unaudited)

General and administrative expenses
In addition to Cole Capital's historical general and administrative expenses, reflects general and administrative expenses incurred related to 1031 real estate programs reclassified to other income, net.

Other Income, net
In addition to Cole Capital's historical other income, net, reflects the reclassification of revenue earned, net of general and administrative expenses incurred related to the 1031 real estate programs, reclassified from Cole Capital revenue and general and administrative expenses, respectively, and the recognition of dividend income from certain Cole REITs under the cost method of accounting, because the Company does not have the ability to exercise significant influence over the Cole REITs after the Cole Capital Sale. The Company historically recognized equity in income from the Cole REITs under the equity method of accounting.

Equity in Income
Reflects the elimination of equity in income from the Cole REITs historically recorded under the equity method of accounting, because the Company does not have the ability to exercise significant influence over the Cole REITs after the Cole Capital Sale.